                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   ________


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            TIER TECHNOLOGIES, INC.
                            -----------------------
            (Exact Name of Registrant as Specified in Its Charter)


       CALIFORNIA                                        94-3145844
----------------------------------------           ----------------------
(State of Incorporation or Organization)              (I.R.S. Employer
                                                   Identification Number)


1350 TREAT BOULEVARD, SUITE 250
WALNUT CREEK, CALIFORNIA                                    94596
----------------------------------------           ----------------------
(Address of Principal Executive Offices)                  (Zip Code)



    Securities to be registered pursuant to Section 12(b) of the Act:  NONE.

       Securities to be registered pursuant to Section 12(g) of the Act:


                  CLASS B COMMON STOCK, NO PAR VALUE PER SHARE
                  --------------------------------------------
                                (Title of Class)



                                  Page 1 of 6
                          Exhibit Index is on Page 4.
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 as such registration statement may be subsequently amended (the "Registration Statement"), which Registration
                           ----------------------
Statement was originally filed on October 10, 1997, and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.


ITEM 2.   EXHIBITS.

          The following exhibits are filed herewith or incorporated herein by reference:

          Exhibit
          Number         Exhibit Title or Description
          ------         ----------------------------

          3.1 Registrant's Amended and Restated Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

          3.2 Registrant's Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

          4.1       Form of Class B Common Stock Certificate.

          99.1 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on page 45 of the Prospectus included in the Registration Statement.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  October 10, 1997     TIER TECHNOLOGIES, INC.



                             By: /s/ George K. Ross
                                 -----------------------
                                 Senior Vice President and
                                 Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
Number                           Exhibit Title or Description
---------------------------  ------------------------------------

3.1                          Registrant's Amended and Restated
                             Articles of Incorporation
                             (incorporated herein by reference
                             to Exhibit 3.1 to the Registration
                             Statement).

3.2                          Registrant's Amended and Restated
                             Bylaws (incorporated herein by
                             reference to Exhibit 3.2 to the
                             Registration Statement).

4.1                          Form of Class B Common Stock
                             Certificate.

99.1                         The description of Registrant's
                             capital stock set forth under the
                             caption "Description of Capital
                             Stock" on page 45 of the
                             Prospectus included in the
                             Registration Statement.


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